UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2004

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501

(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011

(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1: INFORMATION STATEMENT AND QUESTIONS AND ANSWERS DOCUMENT

Item 8.01	Other Events.

      On or about November 5, 2004, Barnes & Noble, Inc. (the “Company”) commenced distributing the information statement and associated questions and answers document, attached as Exhibit 99.1 to this report, to its common stockholders of record as of the close of business on November 2, 2004. The information statement and associated questions and answers document address matters relating to the distribution of all of the Company’s shares of GameStop Corp. Class B Common Stock, par value $.001 per share, to the Company’s common stockholders.

Item 9.01	Financial Statements and Exhibits.

      (c) Exhibits

99.1	Information Statement and Questions and Answers document, dated November 5, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.

By:	/s/ JOSEPH J. LOMBARDI

Joseph J. Lombardi
Chief Financial Officer

Date: November 5, 2004